FIRST AMENDMENT AND LIMITED WAIVER TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT
     This FIRST AMENDMENT AND LIMITED WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of this 14th day of October, 2005, by NAVARRE CORPORATION, a Minnesota corporation (“Borrower”), the Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (the “Agent”) for itself and the Lenders under and as defined in the Credit Agreement (as hereinafter defined), and the Requisite Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
RECITALS
     WHEREAS, the Borrower, the Credit Parties, the Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement, dated as of June 1, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower, the Credit Parties, the Agent and the Requisite Lenders have agreed to amend and waive certain provisions of the Credit Agreement as herein set forth.
     NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Credit Parties, the Agent, and the Requisite Lenders hereby agree as follows:
SECTION 1. Amendments.
     (a) Section 6.2(i) of the Credit Agreement is hereby amended by deleting the dollar amount “$3,500,000” which appears therein and inserting the dollar amount “$2,500,000” in its place.
     (b) The last paragraph of Annex G is hereby amended to add the following new sentence at the end thereof which shall read as follows:
“In addition, to the extent that the results of the operations of Mix & Burn are included in the EBITDA of the Borrower for any 12 month period or any four Fiscal Quarter period, solely for the purposes of Sections (d), (e) and (f) of this Annex G, EBITDA of the Borrower for such period shall be adjusted to eliminate such amount related to results of the operations of Mix & Burn.”
SECTION 2. Limited Waiver. Effective as of September 30, 2005, the Agent and Lenders hereby waive any breach or violation of Section 3.4 or Section 3.16 of the Credit Agreement and any Default or Event of Default arising solely as a result thereof, solely to the extent arising from the fact that Mix & Burn should have been, but was not, included as a Subsidiary of the Borrower in financial statements delivered on or prior to the date hereof.

SECTION 3. Conditions. This Amendment shall become effective once this Amendment shall have been duly executed and delivered by the Borrower, the Credit Parties, the Agent and the Requisite Lenders.
SECTION 4. Representations and Warranties. In order to induce the Agent and each Lender to enter into this Amendment, each Credit Party hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:
     (a) all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;
     (b) the execution, delivery and performance by such Credit Party of this Amendment has been duly authorized by all necessary corporate action required on its part and this Amendment, and the Credit Agreement is the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;
     (c) neither the execution, delivery and performance of this Amendment by such Credit Party, the performance by such Credit Party of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Credit Party’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and
     (d) no Default or Event of Default has occurred and is continuing.
SECTION 5. Reference to and Effect Upon the Credit Agreement.
     (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and
     (b) The amendments and waiver set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document,

2

except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.
SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.
SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.
SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.
(signature pages follow)

3

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

BORROWER:
NAVARRE CORPORATION

By:

Name:

Title:
GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent and Lender

By:

Name:

Title:

[Signature Page to First Amendment and Limited Waiver To Third Amended
and Restated Credit Agreement]

LENDERS

By:

Name:

Title:

[Signature Page to First Amendment and Limited Waiver To Third Amended
and Restated Credit Agreement]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above by below Persons in their capacity as Credit Parties not as Borrower.

ENCORE SOFTWARE, INC., as Credit Party

By:

Name:

Title:
BCI ECLIPSE COMPANY, LLC, as Credit Party

By:

Name:

Title:
FUNIMATION PRODUCTIONS LTD., as Credit Party
By: Navarre CP, LLC, its General Partner

By:

Name:

Title:
FUNIMATION STORE LTD., as Credit Party
By: Navarre CS, LLC, its General Partner

By:

Name:

Title:
NAVARRE CP, LLC, as Credit Party

By:

Name:

Title:
NAVARRE CLP, LLC, as Credit Party

By:

Name:

Title:

[Signature Page to First Amendment and Limited Waiver To Third Amended
and Restated Credit Agreement]

NAVARRE CS, LLC, as Credit Party

By:

Name:

Title:

[Signature Page to First Amendment and Limited Waiver To Third Amended
and Restated Credit Agreement]